UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  September 3, 2014

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service – Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Helmerich & Payne, Inc. (the “Company”) announced today that Steven R. Mackey, the Company’s Executive Vice President, General Counsel and Chief Administrative Officer, will retire as part of a planned succession, after 29 years of service.  His retirement will be effective upon the conclusion of the Annual Meeting of Stockholders on March 4, 2015 (“2015 Annual Meeting”).

The Company also announced that Cara M. Hair will succeed Mr. Mackey as Vice President and General Counsel effective upon the conclusion of the 2015 Annual Meeting.  After several years in private practice, Ms. Hair joined the Company in 2006 as a corporate attorney.  She has since served as Senior Attorney and currently serves as Deputy General Counsel.

A copy of the news release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description

99.1	News Release of Helmerich & Payne, Inc. dated September 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Executive Vice President

DATE: September 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release of Helmerich & Payne, Inc. dated September 3, 2014